COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Schedule of future cash payments and commitments required under arrangements

        Future cash payments and commitments required under arrangements pursuant to contracts entered into by the Company in the normal course of business as of December 31, 2016 are as follows:

	Payments Due by Period
	Total	Year 1	Years 2 - 3	Years 4 - 5	More than 5 years
Off balance sheet arrangements:
Purchase obligations(a)	$7,136,605	$2,396,634	$3,307,915	$1,394,318	$37,738
Guarantees(b)	19,793	3,909	15,884	—	—
Letters of credit(c)	114,251	220	14,297	99,734	—

Total	$7,270,649	$2,400,763	$3,338,096	$1,494,052	$37,738

(a)

Purchase obligations primarily include contractual commitments with various programming vendors to provide video services to customers and minimum purchase obligations to purchase goods or services. Future fees payable under contracts with programming vendors are based on numerous factors, including the number of subscribers receiving the programming. Amounts reflected above related to programming agreements are based on the number of subscribers receiving the programming as of December 2016 multiplied by the per subscriber rates or the stated annual fee, as applicable, contained in the executed agreements in effect as of December 31, 2016.

(b)	Includes franchise and performance surety bonds primarily for the Company's cable television systems.
(c)

Represent letters of credit guaranteeing performance to municipalities and public utilities and payment of insurance premiums. Payments due by period for these arrangements represent the year in which the commitment expires although payments under these arrangements are required only in the event of nonperformance.